SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 29, 2003 (Date of earliest event reported)

FEDERAL-MOGUL CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

1-1511	38-0533580
(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.	Results of Operations and Financial Condition.

On July 29, 2003, Federal-Mogul Corporation issued a press release announcing its earnings for the three months and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

EXHIBIT INDEX

99.1	Press release dated July 29, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2003

FEDERAL-MOGUL CORPORATION

By:	/s/ DAVID M. SHERBIN
Name:	David M. Sherbin
Title:	Vice President, Deputy General Counsel and Secretary

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